NORTH SQUARE INVESTMENTS TRUST

North Square Advisory Research Small Cap Growth Fund

Class A: ORDGX

Class I: ODGIX

Supplement dated January 11, 2024
to the Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”),
each dated September 28, 2023, as supplemented

This Supplement contains new and additional information beyond that contained in the Prospectus, Summary Prospectus and SAI and should be read in conjunction with the Prospectus, Summary Prospectus and SAI.

Based upon a recommendation by North Square Investments, LLC (the “Adviser”), the Board of Trustees (the “Board”) of North Square Investments Trust (the “Trust”) has determined to close and liquidate the North Square Advisory Research Small Cap Growth Fund (the “Fund”) as a series of the Trust. The Adviser believes that, at this time, the Fund has limited prospects for meaningful growth in assets and may no longer be commercially and economically viable. As a result, the Adviser believes the liquidation of the Fund is in the best interests of shareholders and has recommended such action to the Board. In this regard, the Board has adopted a Plan of Liquidation and Termination for the Fund. Please note that the Fund will be liquidating its assets with the goal of completing such process by the close of business on February 12, 2024. You remain able to redeem or exchange your shares before that date.

Effective immediately, in anticipation of the liquidation, at the close of business on January 11, 2024, the Fund is no longer accepting purchase orders. In addition, effective as of January 12, 2024, the Adviser will begin an orderly transition of the Fund’s portfolio to cash and cash equivalents and the Fund will no longer be pursuing its investment objective. During this period, your investment in the Fund may not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

Shareholders of the Fund may redeem or exchange their investments as described in the Fund’s Prospectus. Accounts not redeemed or exchanged by February 9, 2024 will automatically be redeemed on February 12, 2024, and net cash proceeds, less any required withholding, will be sent to the address of record. These proceeds will generally be subject to federal and possibly state and local income taxes if the redeemed shares are held in a taxable account, to the extent the proceeds exceed your adjusted basis in the shares redeemed.

If you hold your shares in an individual retirement account (an “IRA”), you generally have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA to maintain their tax-deferred status. You must notify the Fund’s Transfer Agent at 1-855-551-5521 prior to February 12, 2024 of your intent to rollover your IRA account to avoid potential withholding deductions from your proceeds.

You should consult with your tax advisor on the consequences of redemption to you. Checks will be issued to all shareholders of record as of the close of business on February 12, 2024.

Please contact the Fund at 1-855-551-5521 if you have any questions.

Please retain this supplement for future reference.